Principal Accounting Policies - Cash and Cash Equivalents and restricted cash (Details) ¥ in Thousands, $ in Thousands	Dec. 31, 2024 CNY (¥)	Dec. 31, 2024 USD ($)	Dec. 31, 2023 CNY (¥)	Dec. 31, 2023 USD ($)	Dec. 31, 2022 CNY (¥)	Dec. 31, 2021 CNY (¥)
Principal Accounting Policies
Cash and cash equivalents	¥ 465,004	$ 63,705	¥ 378,989		¥ 153,835
Restricted cash	26,061	3,570	65,902		44,052
Total	¥ 491,065	$ 67,275	¥ 444,891	$ 60,950	¥ 197,887	¥ 395,598